Exhibit 10.7
AGREEMENT
     THIS AGREEMENT dated February 12, 2010 (this “Agreement”) is entered into by and between Kips Bay Medical, Inc., a Delaware corporation (the “Corporation”) and Kips Bay Investments, LLC (the “LLC”).
     WHEREAS, the Corporation, the LLC and Manny Villafana are parties to that certain Investment Agreement dated July 19, 2007 (the “Investment Agreement”) whereby the Corporation, the LLC and Manny Villafana reached certain agreements with respect to the formation, operation and capitalization of the Corporation, including two loans made by the LLC to the Corporation in aggregate principal amount of $3,000,000 as evidenced by a First Secured Convertible Promissory Note and a Second Secured Convertible Promissory Note, each issued by the Corporation in favor of the LLC dated as of July 19, 2007 (collectively, the “Notes”).
     WHEREAS, the Corporation and the LLC desire to enter into this Agreement in order to clarify various issues that have taken place and have been further agreed upon relating to the Corporation and the Notes.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
     1. Previous Debt Conversion. The LLC previously converted the $3,000,000 of principal that was due pursuant to the Notes to 4,800,000 shares of the Corporation’s Common Stock. $217,188 out of $467,188 of accrued interest that was due and owing on the Notes was converted to 347,389 shares of the Corporation’s Common Stock, and the remaining $250,000 of accrued interest was inadvertently paid to the LLC in cash. Instead of payment of such $250,000 in cash, the LLC and the Corporation hereby agree that the $250,000 was intended to be, and is hereby converted to 400,000 shares of the Corporation’s Common Stock, at a per share price of $0.625 as is set forth in the Notes. The parties shall concurrent with this Agreement execute and acknowledge the Conversion Notice in the form set forth on Exhibit A hereto reflecting such conversion. Upon execution of this Agreement and such Conversion Notice and receipt of the conversion shares thereunder, the LLC shall refund the $250,000 inadvertent cash payment.
     2. Entire Agreement. This Agreement together with the Conversion Notice described in Section 1 constitutes the entire agreement between the parties hereto with respect to the subject herein and supersedes all prior proposals, discussions, or agreements, whether written or oral, relating to the subject matter herein. This Agreement may not be assigned by either party hereto without the prior written consent of the other party.
     3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.
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SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
KIPS BAY MEDICAL, INC.

By:	/s/ Manny Villafana Its: Chairman & CEO
KIPS BAY INVESTMENTS, LLC

By:	/s/ Nader C. Kazeminy Its: President

EXHIBIT A
February 12, 2010
Kips Bay Medical, Inc.
3405 Annapolis Lane
Suite 200
Minneapolis, MN 55447
RE: CONVERSION NOTICE
Pursuant to Section 5 of the First and Second Secured Convertible Promissory Notes dated July 19, 2007 as issued by Kips Bay Medical, Inc. to the undersigned, the undersigned hereby elects to convert the remaining $250,000 of accrued interest on such notes, which was previously inadvertently paid to the undersigned in cash, to 400,000 shares of common stock of the Corporation at a price of $0.625 per share.
Please issue a certificate for such common stock in the name of Kips Bay Investments, LLC.
Sincerely,
KIPS BAY INVESTMENTS, LLC

By:	/s/ Nader C. Kazeminy Its: President
ACKNOWLEDGED BY:
KIPS BAY MEDICAL, INC.

By:	/s/ Manny Villafana Its: Chairman & CEO